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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)    May 25, 2000
                                                     ---------------------------

                              CVI Technology, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        000-25855                                          91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                            89119
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (702) 733-7195
                                                     ---------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.      OTHER EVENTS

         On May 25, 2000, the Board of Directors of CVI Technology, Inc. (the "Company") elected James E. Crabbe and Eric S. Huson to serve as members of the Company's Board of Directors (the "Board"). Mr. Crabbe was also elected Vice-Chairperson of the Board, and in such capacity will serve on the Board's Executive Committee.

         Effective May 31, 2000, Jill Bayless resigned from the Company's Board of Directors due to other time commitments.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable.

(c)      Exhibits.

         Not Applicable.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CVI TECHNOLOGY, INC.
                                         (Registrant)



Date:  June 1, 2000                   By:  /s/ Steven J. Blad
                                           -------------------------------------
                                           Steven J. Blad
                                           President and Chief Executive Officer